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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                        _______________


                           FORM 8-K

                        CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      NOVEMBER 13, 1997
                                                 ----------------------------

                            FOCUS SURGERY, INC.
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            (Exact name of registrant as specified in charter)



         DELAWARE                       0-22136                 77-0332937
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(State or other jurisdiction          (Commission               (IRS Employer
of incorporation)                     File Number)         Identification No.)



  113 TYNAN WAY, PORTOLA VALLEY, CA                                     94028
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code       (415) 529-0730
                                                   --------------------------

                                  N/A
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      (Former name or former address, if changed since last report.)
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Item 5. Other Events

     A.  Press Release dated November 13, 1997



Item 7. Financial Statements and Exhibits

Exhibit No.                                 Description
-----------                                 -----------
99.21             Press Release dated November 13, 1997
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Focus Surgery, Inc.
                                      ---------------------------------------
                                               (Registrant)


Date:  November 13, 1997              By:  /s/ RICHARD REDETT
                                         ------------------------------------
                                                Name:   Richard Redett
                                                Title:  President and Chief
                                                         Executive Officer